                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 1997

                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCATION
               (Exact Name of registrant specified in its charter)

            United States         333-36939           22-2382028
           (State or other       (Commission       (I.R.S. employer
            Jurisdiction         File Number)     Identification No.)
          of Incorporation)

                               802 Delaware Avenue
                           Wilmington, Delaware 19801
                    (Address of principal executive offices)

                  Registrant's telephone number: (302) 575-5033

                                                                               2
Item 5. Other Events

     On October 17, 1997, Chase Manhattan Bank USA, National Association ("Chase USA") formed Chase Manhattan Auto Owner Trust 1997-C (the "Issuer") pursuant to a Trust Agreement, dated as of October 17, 1997, between Chase USA and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

     On October 17, 1997, the Owner Trustee filed a Certificate of Trust in respect of the Issuer with the Delaware Secretary of State pursuant to Section 3810 of Title 12 of the Delaware Code.

     On October 20, 1997, Norwest Bank Minnesota, National Association (the "Indenture Trustee") executed and delivered to Simpson Thacher & Bartlett, as counsel for the Issuer, a statement on Form T-1 as to its eligibility pursuant to the requirements of the Trust Indenture Act of 1939 (the "TIA") to hold the position of indenture trustee under an Indenture, between the Issuer and the Indenture Trustee (the "Indenture").

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

     Exhibits

     4.3(A)(3)  Certificate of Trust of the Issuer.

     4.3(B)(3)  Trust Agreement pursuant to which the Issuer was formed.

     25.2 Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHASE MANHATTAN BANK USA,
                                       NATIONAL ASSOCIATION (Registrant)

                                       By: /s/ Keith Schuck
                                       Name: Keith Schuck
                                       Title: Controller
Date: October 17, 1997

                                                                    Sequentially
 Exhibit                                                              Numbered
 Number     Exhibit                                                    Pages
---------   -------                                                 ------------
4.3(A)(3)   Certificate of Trust of the Issuer.                          1

4.3(B)(3)   Trust Agreement pursuant to which the Issuer was formed.     2
            was formed.

25.2        Statement of the Indenture Trustee on Form T-1 as to its     4
            its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.